Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares 30 Year TIPS/TSY Spread

Supplement dated March 15, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated

October 1, 2015, each as supplemented or amended

Effective on or about April 15, 2016, the Fund’s underlying index will change from the Credit Suisse 30-Year Inflation Breakeven Index to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index. At that time the Fund’s Principal Investment Strategy will be as follows:

The Fund, under normal circumstances, seeks to remain fully exposed to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (the “Index”) and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration to the TIPS. The Index seeks to achieve an overall effective duration of zero. The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels.

The Fund’s name and investment policy will be changed to reflect the change in its underlying index. Specifically, effective as of the start of trading on or about April 15, 2016, the following changes will take effect:

	Current	New
Fund Name	ProShares 30 Year TIPS/TSY Spread	ProShares Inflation Expectations ETF
Index Name	Credit Suisse 30-Year Inflation Breakeven Index	Citi 30-Year TIPS (Treasury Rate-Hedged) Index
Investment Policy	The Fund seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 30-Year Inflation Breakeven Index	The Fund seeks investment results, before fees and expenses, that track the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index

Please retain this supplement for future reference.